Confidential

Exhibit 10.3

AMENDMENT NO. 3 TO THE COLLABORATION AGREEMENT

THIS AMENDMENT NO. 3 TO THE COLLABORATION AGREEMENT (this “Agreement”), dated as of April 8, 2019 (the “Amendment No. 3 Effective Date”), is entered into by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

BACKGROUND:

WHEREAS, Genzyme and Alnylam are parties to that certain Master Collaboration Agreement dated as of January 11, 2014 (the “Original Collaboration Agreement” and together with Amendment No. 1, Amendment No. 2 (each as defined below) (attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively) and this Agreement, the “Master Agreement”);

WHEREAS, Genzyme and Alnylam (a) amended the Original Collaboration Agreement pursuant to Amendment No. 1 to the Master Collaboration Agreement dated July 1, 2015 (“Amendment No. 1”); and (b) further amended the Original Collaboration Agreement pursuant to Amendment No. 2 to the Master Collaboration Agreement dated January 6, 2018 (“Amendment No. 2”);

WHEREAS, On January 6, 2018, Genzyme and Alnylam entered into (a) that certain Exclusive License Agreement (the “Exclusive TTR License Agreement”) (attached hereto as Exhibit B), regarding the Excluded TTR Products (as defined in Amendment No. 2) (for clarity, the Exclusive TTR License Agreement is a stand-alone agreement that makes references to, but is not part of, the Collaboration Agreement); and (b) the ALN-AT3 Global License Terms (the “AT3 License Terms”);

WHEREAS, on the Amendment No. 3 Effective Date, Genzyme and Alnylam are amending and restating the AT3 License Terms (as so amended and restated, the “A&R AT3 License Terms”) (attached hereto as Exhibit C); and

WHEREAS, Genzyme and Alnylam now wish to enter into this Agreement, which among other things amends the Master Agreement to limit the scope of the Collaboration Agreement to [***] Licensed Products.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.Defined Terms.  For the avoidance of doubt, where used below to replace deleted text from the Master Agreement, the defined terms “A&R AT3 License Terms” and “Exclusive TTR License Agreement” shall have the meaning assigned to them in this Agreement. Capitalized terms used, but not defined, herein are defined in the Master Agreement.

2.Amendment of Terms.  The Collaboration Agreement is hereby amended to consist solely of: (a) the Master Agreement, but solely as and to the extent such Master Agreement applies to, or is incorporated by reference in, the A&R AT3 License Terms or the Exclusive TTR License Agreement, as applicable, (b) the A&R AT3 License Terms, and (c) the schedules attached to each of the foregoing.

3.Remaining Options and Products.  The Collaboration Agreement is hereby amended as follows:

3.1 Except for Back-Up Options (as defined in the A&R AT3 License Terms) as expressly set forth in the A&R AT3 License Terms, there shall be no existing future Option or Option Products and the Option Period shall be deemed to have terminated.

3.2Except for [***] Licensed Products (as defined in the A&R AT3 License Terms) and Licensed Products (as defined in the Exclusive TTR License Agreement), there shall be no existing or future

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

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products (whether Regional Licensed Products, Co-Co Licensed Products or Global Licensed Products).

4.Section 1.2.7 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.7. “Additional Alnylam In-Licenses” means (a) with respect to ALN-TTR02, ALN-TTRsc and each Co-Co/Global Option Product, the Third Party agreements set forth on Schedule 1.2.7; and (b) with respect to each Option Product, [***] Research Product (as defined in the A&R AT3 License Terms) and [***] Other Product (as defined in the A&R AT3 License Terms), the additional Third Party agreements that are identified in the applicable Option Data Package or [***] Data Package as “Additional Alnylam In-Licenses” for such Option Product, [***] Research Product or [***] Other Product (which, for clarity, shall include any of the Third Party agreements described in clause (a) if the Patent Rights licensed to Alnylam under such agreements, if issued, could be infringed by the Development, Manufacture or Commercialization of such product in the Genzyme Territory).

5.Section 1.2.15 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.15. “Alnylam Manufacturing Know-How” means any Know-How related to the Manufacture of Option Products, [***] or Collaboration Products (or oligonucleotides generally) Controlled by Alnylam at any time during the Term, to the extent such Know-How is disclosed or made available to Genzyme by or on behalf of Alnylam.

6.Section 1.2.21 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.21  “ALN-AT3” means an siRNA Controlled by Alnylam, comprising the siRNA (#ALN-57213) conjugated to a GalNAc Conjugate, as further described on Schedule 1.2.21.

7.Section 1.2.40 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.40. “cGMP” or “current Good Manufacturing Practices” means the then-current standards for manufacturing activities for pharmaceuticals, as set forth in the United States Federal Food, Drug, and Cosmetic Act, as amended, and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other Governmental Authorities in countries in which Option Products, [***] or Collaboration Products are intended to be manufactured or sold.

8.Section 1.2.60 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.60.  “Collaboration Product” means any Global Licensed Product.

9.Section 1.2.75 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.75. “Development,” “Developing” or “Develop” means under the Collaboration Agreement, with respect to Option Products, [***], Collaboration Products and other siRNA, the research and development activities related to the generation, characterization, optimization, construction, use and production of Option Products, [***], Collaboration Products or other siRNA, as applicable, including toxicology studies, statistical analysis and report writing, pre-clinical testing, formulation development, CMC activities, Clinical Studies, regulatory affairs and registration activities, and all other activities necessary to prepare and file applications for Regulatory Approval and to seek, obtain and maintain Regulatory Approval.

10.Section 1.2.82 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

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1.2.82. “Existing Alnylam In-Licenses” means (a) with respect to ALN-TTR02, ALN-TTRsc and any Co-Co/Global Option Product for which Genzyme exercises an Option, the Third Party agreements set forth on Schedule 1.2.82 as of the Execution Date; (b) with respect to each Option Product, [***] Research Product (as defined in the A&R AT3 License Terms) or [***] Other Product (as defined in the A&R AT3 License Terms), additional Third Party agreements that are identified in the applicable Option Data Package or [***] Data Package as “Existing Alnylam In-Licenses” for such Option Product, [***] Research Product or [***] Other Product (which, for clarity, shall include any of the Third Party agreements described in clause (a) if the Patent Rights and Know-How licensed to Alnylam under such agreements are necessary or useful for the Development, Manufacture or Commercialization of such Option Product, [***] Research Product or [***] Other Product in the Genzyme Territory); and (c) any Additional Alnylam In-License which is deemed to be an Existing Alnylam In-License pursuant to Section 11.3.1 (Additional Alnylam In-Licenses), in each case ((a), (b) and (c)) as such agreement may be amended or supplemented from time-to-time.

11.Section 1.2.83 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.83. “Existing Genzyme In-License” means, with respect to a Collaboration Product, any agreement between Genzyme and a Third Party entered into on or prior to the applicable Option Exercise Date or Implementation Date (as defined in the A&R AT3 License Terms) for such Collaboration Product pursuant to which Genzyme Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Collaboration Product in the Field under the applicable License Terms.

12.Section 1.2.105 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.105.  “Global Licensed Product” means the Global AT3 Licensed Products (as defined in the A&R AT3 License Terms) for so long as the A&R AT3 License Terms apply to any such Global AT3 Licensed Products.

13.Section 1.2.131 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.131.  “License Terms” means the A&R AT3 License Terms.

14.Section 1.2.137 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.137. “Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, filling, finishing, packaging, labeling, shipping, importing and storage of Collaboration Products, Option Products, [***] including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release.

15.Section 1.2.178 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.178. “Potential Alnylam In-Licenses” means, with respect to ALN-TTR02, ALN-TTRsc and each Option Product, [***] Research Product (as defined in the A&R AT3 License Terms) and [***] Other Product (as defined in the A&R AT3 License Terms), the potential future Third Party agreements described on Schedule 1.2.178.

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16.Section 1.2.191 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.191. “Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, reimbursement or pricing of Option Products, [***] Research Products (as defined in the A&R AT3 License Terms), [***] Other Products (as defined in the A&R AT3 License Terms) or Collaboration Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare (“MHLW”) and the Pharmaceuticals and Medical Devices Agency in Japan (“PMDA”).

17.Section 1.2.199 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

1.2.199. “Safety Concern” means (a) any safety concern required to be reported under 21 C.F.R. § 312.32(c)(1)(iii) (“Findings from animal or in vitro testing”) if an IND with respect to such Option Product, [***] Research Product (as defined in the A&R AT3 License Terms) or [***] Other Product (as defined in the A&R AT3 License Terms) was open at the time of the observation or (b) a material toxicity or material drug safety issue or a Serious Adverse Event reasonably related to an Option Product, a [***] Research Product or a [***] Other Product.

18.Section 5.1.4 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.1.4. Meetings. The AJSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than [***] per [***] during the Term, provided that, with respect to any [***] in which the AJSC does not meet, each Party’s Alliance Manager will provide the other Party with a summary update on such Party’s development and commercialization activities pursuant to the Collaboration or the Exclusive TTR License Agreement, as applicable. The location for any such meetings shall alternate between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, the AJSC may meet by means of teleconference, videoconference or other similar communications equipment. All meetings and proceedings for the AJSC or its subcommittees shall take place in English. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

19.Section 5.1.9 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.1.9.Either Party shall have the right to disband the AJSC at any time following the expiration or termination of the A&R AT3 License Terms and the Exclusive TTR License Agreement.  Notwithstanding the foregoing, on a Collaboration Product, Excluded TTR Product or [***] (as such term is defined in the A&R AT3 License Terms) basis, Alnylam shall have the right (but not the obligation) to continue to participate in the AJSC in relation to any such product following the earlier of (i) [***] and (ii) the termination of the Joint Transition Team (as such term is defined in the A&R AT3 License Terms).

20.Section 5.2.5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.2.  Term.  The PAC shall disband effective as of the date of execution of Amendment No. 3 of this Agreement.

21.Section 5.3.3 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.3.3. IP Committee Responsibilities. The IP Committee shall provide input to Alnylam regarding the following as indicated in the A&R AT3 License Terms:

(a) strategies for managing certain Patents Rights pursuant to Section 11.2 (Patent

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Prosecution Information Sharing);

(b) the necessity and terms of any Proposed In-License pursuant to Section 11.3.3.1 (Proposed In-Licenses); and

(c) such other matters as the Parties agree in writing shall be the responsibility of the IP Committee.

22.Section 5.3.5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.3.5.Either Party shall have the right to disband the IP Committee at any time following the expiration or termination of the A&R AT3 License Terms and the Exclusive TTR License Agreement.  Notwithstanding the foregoing, on a Collaboration Product, Excluded TTR Product or [***] basis, Alnylam shall have the right (but not the obligation) to continue to participate in the IP Committee in relation to any such product following [***].

23.Section 5.4.5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.4.5.Either Party shall have the right to disband the Manufacturing Committee at any time following the expiration or termination of the A&R AT3 License Terms and the Exclusive TTR License Agreement.  Notwithstanding the foregoing, on a Collaboration Product, Excluded TTR Product or [***] basis, Alnylam shall have the right (but not the obligation) to continue to participate in the Manufacturing Committee in relation to any such product following the earlier of (i) [***]  and (ii) the termination of the Joint Transition Team (as such term is defined in the A&R AT3 License Terms), as applicable, for such product.

24.Section 5.5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.5.  Product Joint Steering Committees. To the extent contemplated in the applicable License Terms, the Parties will form a PJSC (as defined in any such applicable License Terms) that has certain responsibilities with respect to the Development and Commercialization of each Collaboration Product as set forth in the License Terms for such Collaboration Product.  For the avoidance of doubt, the Parties expressly agree that the A&R AT3 License Terms do not contemplate the formation of the PJSC and, therefore, that no PJSC shall be formed pursuant to the A&R AT3 Licensed Terms.

25.Section 11.3.3.3 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

11.3.3.3. [***]

26.Each reference in Section 12.2 of the Master Agreement to the “Global License Terms” is hereby deleted and replaced with “License Terms”.

27.References in Sections 9 and 11.3, and Schedule 6.2, of the Master Agreement to a Party’s “Territory” or the like will mean worldwide.

28.The address for Goodwin Procter LLP set forth in Section 13.11 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Kingsley L. Taft, Esq.

Facsimile No.: (617) 523-1231

29.The contact information for Genzyme Corporation set forth in Section 13.11 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

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If to Genzyme, to:Genzyme Corporation

50 Binney Street

Cambridge, Massachusetts 02142

Attention: Head of Rare Disease Business Unit

Facsimile No.: (617) 252-7600

With a copy to:Genzyme Corporation

50 Binney Street

Cambridge, Massachusetts 02142

Attention: Head of Legal Global Functions

Facsimile No.: (617) 252-7553

30.Appendix A and Appendix B are hereby deleted in their entirety from the Master Agreement.  For clarity, Appendix C to the Master Agreement has already been deleted pursuant to Amendment No. 2 (subject to certain reservations stated therein).

31. Relationship to Other Agreements.  Notwithstanding anything herein or therein to the contrary, this Agreement, the Collaboration Agreement, the Exclusive TTR License Agreement, and the other agreements between the Parties expressly identified in this Agreement (collectively, the “Collective Agreements”), will each be construed in a manner consistent with this Agreement.  The Parties hereby agree that all references to any of the Collective Agreements in any of the other Collective Agreements will be to any such first Collective Agreement as amended or restated now or in the future, provided that, in any such case, if any such reference post-modification is inconsistent with the Parties’ intent under such second agreement, then it is understood and agreed by the Parties that such Parties’ intent for such second agreement will control in such a circumstance.

32. No Other Amendments.  Except as expressly set forth in this Agreement, all of the terms and conditions of the Collaboration Agreement and other agreements between the Parties identified in this Agreement shall remain unchanged and are ratified and confirmed in all respects and remain in full force and effect.

33. Entire Agreement.  This Agreement, and the Collaboration Agreement, the Exclusive TTR License Agreement, the Services Agreement between Sanofi K.K. and Alnylam Japan K.K., effective as of January 8, 2019, the Transition Services Agreement between the Parties dated August 1, 2018, the Safety Data Exchange Agreement for ALN-AT3 (fitusiran) and the Other RNAi Products between Sanofi-Aventis Recherche et Developpement S.A. and Alnylam dated July 6, 2018, and the GalNAc Loaded Support Supply Agreement contemplated to be entered into between the Parties (if and when such agreement is executed by the Parties), all constitute the entire agreement between the Parties regarding the subject matter hereof.

34. Counterparts.  This Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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In Witness Whereof, the Parties have executed this Agreement as of the Amendment No. 3 Effective Date.

GENZYME CORPORATION By: /s/ William J. Sibold Name: William J. Sibold Title: Chief Executive Officer	Alnylam pharmaceuticals, inc. By: /s/ John M. Maraganore Name: John M. Maraganore, Ph.D. Title: Chief Executive Officer

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Exhibit A-1

Exhibit A-1 has been filed separately as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and is incorporated herein by reference.

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Exhibit A-2

Exhibit A-2 has been filed separately as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and is incorporated herein by reference.

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Exhibit A-3

Exhibit A-3 has been filed separately as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and is incorporated herein by reference.

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Exhibit B

Exhibit B has been filed separately as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and is incorporated herein by reference.

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Exhibit C

Exhibit C has been filed separately as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 and is incorporated herein by reference.

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